Exhibit 99.2

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Q4 2018 Highlights 20 Company - Operated and Licensed Shacks opened in Q4 +29% YoY Total Revenue Growth +2.3% Growth in Same - Shack Sales 1 New Innovation Kitchen Items $27.2M Shack - Level Operating Profit 3 $179M Shack System - wide Sales 2 +27% YoY $124M Total Revenue 2 1. "Same - Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company - oper ated Shacks open for 24 full fiscal months or longer. 2. “Shack System - wide sales” is an operating measure and consists of sales from domestic company - operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these am ounts, revenue is limited to Shack sales from domestic company - operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certa in up - front fees such as territory fees and opening fees. 3. Shack - level operating profit is a non - GAAP measure, Definitions of Shack - level operating profit, the most directly comparable financial meas ure presented in accordance with GAAP, is included in the appendix of this presentation.

One of two US Burger chains to receive an “A” for our antibiotic free policy 3 A +14% YoY growth in Adjusted EBITDA 4 FY 2018 Highlights 1. "Same - Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company - oper ated Shacks open for 24 full fiscal months or longer. 2. “Shack System - wide sales” is an operating measure and consists of sales from domestic company - operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these am ounts, revenue is limited to Shack sales from domestic company - operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certa in up - front fees such as territory fees and opening fees. 3. Source: NRDC Chain Reaction Report 4. A djusted EBITDA is a non - GAAP measure. Definitions of adjusted EBITDA to net income, the most directly comparable financial measu re presented in accordance with GAAP, is included in the appendix of this presentation. Actual Adjusted EBITDA in FY 2018 was $ 73.9M vs. net income (loss) of $ 21.9M . 5. Represents Company - Operated and Licensed Shacks at the end of Fiscal Year 2018. $459M Total Revenue +28% YoY +1.0% Growth in Same - Shack Sales 1 3 208 Licensed & Domestic Shacks Worldwide 5 13 Countries 5 Operating in $672M Shack System - wide Sales +26% YoY 2

We are relentlessly focused on excellence, experience and hospitality Stand for Something Good Innovate our business for growth Cultivate a loyal and connected community Deliver a consistently great experience Commit to excellence in our people 2019 Strategic Commitments :

Committing to excellence in our people 1,151 Internal Promotions in 2018 2,000 Jobs created in the US in 2018 GMs Receiving equity in Q1 ' 19, first time since IPO Leadership Development Remains a top priority in 2019 5 Promotions

Company - Operated Domestic development continues with largest class of Shacks in 2019 7 33 103 200 6 11 21 '12 '15 124 ' 20E '18 ' 19E 13 44 160 - 164 Domestic company - operated Shacks Note: CAGR is the compounded annual growth rate represented by the midpoint of the ' 19 range in relation to number of Shacks at end of ‘ 12 1. Represents number of Shacks outside of the New York City area at the end of Fiscal Year 2018 Other NYC 36 to 40 New Shacks in 2019 in multi - formats 5 to 6 New markets including Salt Lake City and New Orleans 43% CAGR from 2012 to 2019 6 Salt Lake City, Utah of our company - operated Shacks outside of NYC 1 >80%

5 30 44 120 3 5 19 12 1 9 '18 ' 20E ' 19E '12 '15 8 4 40 84 100 - 102 Licensed business growing with focus on Asia Licensed Shacks 16 to 18 Net new Licensed openings planned in 2019 3 New countries include Mexico, Singapore, and the Philippines 44% CAGR from 2012 to 2019 Middle East, Turkey, Russia UK Japan, Korea, Hong Kong US XinTianDi , Shanghai, China 7 1 Shack in Shanghai, Mainland China opened in Q1 2019 Note: CAGR is the compounded annual growth rate represented by the midpoint of the ' 19 range in relation to number of Shacks at end of ' 12

Constantly innovating in - Shack guest experience Testing self - order kiosks as part of the in - Shack experience Refreshed app experience, reducing friction in the path to purchase and adding guest - centric functionality App Kiosks Launched web ordering for digital orders outside of the App and with higher order limits Web In - Shack Digital innovation focused on guest experience and expanded convenience Testing Delivery through ongoing pilots with multiple partners Delivery 8

Innovating around our core menu Moving to monthly Shake program to drive excitement and frequency Chick’n Bites launched nationally as a Limited Time Offering Exciting slate of collaborations and partnerships lined up for 2019, starting with EMP Winter House in Aspen, CO Commitment to Stand for Something Good by removing plastic straws and eliminating high fructose corn syrup in nearly all of our food products. Working toward full elimination by end of 2019 9

Consistent, strong performance Total Revenue ($M) Cash Flow from Operations ($M) $119 $191 $268 $359 $459 '14 '15 '16 ' 18 '17 CAGR 40% $14 $41 $54 $71 $85 '14 ' 18 '15 '16 '17 CAGR 57% Shack System - wide Sales 1 ($M) System - wide Shack Count $217 $295 $403 $532 $672 ' 17 ' 16 ' 14 ' 15 ' 18 CAGR 33% 63 84 114 159 208 ' 16 ' 14 ' 15 ' 17 ' 18 CAGR 35% 1. "Same - Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company - operated Shacks open for 24 full fiscal months or longer. Note: CAGR for total revenue, cash flow from operations, and system - wide sales is the compounded annual growth rate between ' 14 and ‘ 18 Note: CAGR for system - wide Shack Count is the compounded annual growth rate between for ' 14 and ‘ 18 at year end 10

Back-weighted Q4 Shack openings amplified costs, which level out over time

Company-operated Shack Openings by Quarter, FY 2018


New Shacks
Existing Shacks
5
90
Q1
5
95
Q2
7
100
Q3
17
107
Q4

	Q1	Q2	Q3	Q4
Quarterly SLOP[1] %	25.0%	28.2%	25.8%	22.5%

- 50% of 2018 new Shacks were opened in the fourth quarter with 7 of those opening in the last 2 weeks of the year
- New Shacks typically carry a higher labor rate during initial operating periods prior to settling into normalized operating rhythm

1. Shack-Level operating profit (SLOP) is a non-GAAP measure. A definition and reconciliation of Shack-level operating profit to operating income, the most directly comparable financial measures presented in accordance with GAAP, is included in the appendix of this presentation.

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Key markets face significant ongoing labor headwinds 12 • Ongoing development in markets with high wage inflation and increasing levels of regulation results in significant labor headwinds impacting Shack - level operating margins • Opportunities to streamline and optimize labor are a key focus and include kiosks, scheduling tools, kitchen design and process changes New York City Fast Food Workers Minimum Wage Trend Los Angeles Minimum Wage Trend Note: All minimum wage are represented as of January 1 st in each year NYC Source: https:// labor.ny.gov / workerprotection / laborstandards / workprot / MW%20Updates / fast - food - faq.shtm#0 DC Source: http:// dcwagelaw.com /laws/minimum - wage - overtime/dc/ Los Angeles Source: https:// paywizard.org /salary/minimum - wage/ California#los - angeles - city - and - county - minimum - wage Chicago: https:// www.littler.com /publication - press/publication/ chicago - minimum - wage - ordinance - goes - effect - july - 1 - 2015 2019 $13.25 2016 2017 2018 $10.50 $11.50 $12.50 +26% $10.00 2016 2019 2017 2018 $10.50 $11.00 $12.00 +20% District of Columbia Minimum Wage Trend Chicago Minimum Wage Trend 2017 2018 $13.50 2019 2016 $15.00 $10.50 $12.00 +43% 2019 $10.50 2018 $10.00 2016 2017 $12.00 $13.25 +33%

Income Statement Lease Type Balance Sheet Real estate leases: Impact of new accounting standard 13 • Under the new lease accounting standard (ASC 842), effective in 2019, we will recognize all real estate leases on the balance sheet • Our existing “Build - to - Suit” leases (BTS) will be considered operating leases • We will derecognize all amounts currently on our balance sheet relating to BTS leases, including landlord funded assets and deemed landlord financing liabilities, as well as deferred rent related to our existing operating leases • New Right - of - Use assets and lease liabilities will be recorded for all real estate leases • All expenses associated with our real estate leases will now be recognized in Occupancy and related expenses under the new standard, whereas previously expenses relating to our BTS leases were recognized in Depreciation and Interest Current Treatment New Standard “ Build - to - Suit” Leases (16% of Shacks) Operating Leases (100% of real estate portfolio) Landlord Funded Assets Right - of - Use Assets Occupancy and Related Expenses Operating Leases (84% of Shacks ) Deferred Rent Liabilities Deemed Landlord Financing Liabilities Depreciation Expense Interest Expense Occupancy and Related Expenses Lease Liabilities

Income Statement changes Balance Sheet changes 14 Right - of - use asset & lease liabilities Landlord funded assets & deemed landlord financing liabilities Deferred rent liabilities Occupancy and related expenses Other operating expenses Interest expense Net resulting Balance Sheet impact Net resulting Income Statement impact • Net increase to total assets of $207 to $217 million • Net increase to total liabilities of $202 to $212 million • Unfavorable impact to Shack - level Operating Profit margin of approximately 50 basis points • Unfavorable impact to Adjusted EBITDA; minimal net impact to Net Income Overall impact of new accounting standard

Fiscal Year 2019 Guidance 15 FY 2019 Guidance FY 2020 Targets Total Revenue $570M to $576M $700M+ Licensed Revenue $15M to $16M Same - Shack Sales growth 0% to 1% Average Unit Volume (includes all domestic company - operated Shacks) $4.0M to $4.1M Domestic company - operated openings 36 to 40 200+ Shack Count Licensed Shack openings 16 to 18, net 120+ Shack Count Shack - level operating profit 23% to 24% General and administrative expenses (includes Project Concrete, equity - based compensation, and other one - time charges) $66.4M to $68.2M Core general and administrative expenses $ 56M to $57M Equity - based compensation $7.4M to $7.7M Project Concrete $3M to $3.5M (G&A) $4M (Capex) Depreciation expense $ 41M to $42M Pre - opening costs $13M to $14M Interest expense $0.3M to $0.4M Adjusted pro - forma tax rate 26.5% to 27.5%

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Definitions Fourth Quarter & Fiscal Year 2018 17 “Adjusted EBITDA,” a non - GAAP measure, is defined as EBITDA excluding equity - based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non - recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. “Adjusted EBITDA margin,” a non - GAAP measure, is defined as net income before net interest, taxes, depreciation and amortization , which also excludes equity - based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non - recurring items that th e Company does not believe directly reflect its core operations, as a percentage of revenue. "Average unit volumes" or "AUVs" for any 12 - month period consist of the average annualized sales of all domestic company - operate d Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company - operated Shacks by the number of domestic company - operated Shacks open during t hat period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associa ted sales. "Same - Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company - oper ated Shacks open for 24 full fiscal months or longer. “EBITDA,” a non - GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense. "Shack - level operating profit," a non - GAAP measure, is defined as Shack sales less Shack - level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses. "Shack - level operating profit margin," a non - GAAP measure, is defined as Shack sales less Shack - level operating expenses, includ ing food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales. "Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack - branded merchandise at domestic company - opera ted Shacks and excludes sales from licensed Shacks. “Shack system - wide sales” is an operating measure and consists of sales from domestic company - operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales fro m d omestic company - operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up - front fees such as territory fees and opening fees.

Income Statement

Fourth Quarter & Fiscal Year 2018

	Fiscal Quarter Ended				Fiscal Year Ended			
	December 26, 2018		December 27, 2017		December 26, 2018		December 27, 2017	
Shack sales	$ 120,720	97.1%	$ 93,130	96.9%	$ 445,589	97.0%	$ 346,388	96.5%
Licensing revenue	3,545	2.9%	3,006	3.1%	13,721	3.0%	12,422	3.5%
TOTAL REVENUE	124,265	100.0%	96,136	100.0%	459,310	100.0%	358,810	100.0%
Shack-level operating expenses[1]:								
Food and paper costs	34,760	28.8%	26,691	28.7%	126,096	28.3%	98,337	28.4%
Labor and related expenses	34,443	28.5%	25,048	26.9%	122,094	27.4%	91,740	26.5%
Other operating expenses	15,247	12.6%	10,425	11.2%	51,783	11.6%	35,805	10.3%
Occupancy and related expenses	9,089	7.5%	7,456	8.0%	32,710	7.3%	28,197	8.1%
General and administrative expenses	15,173	12.2%	11,651	12.1%	52,720	11.5%	39,003	10.9%
Depreciation expense	8,095	6.5%	6,094	6.3%	29,000	6.3%	21,704	6.0%
Pre-opening costs	4,248	3.4%	2,642	2.7%	12,279	2.7%	9,603	2.7%
Loss on disposal of property and equipment	374	0.3%	291	0.3%	917	0.2%	608	0.2%
TOTAL EXPENSES	121,429	97.7%	90,298	93.9%	427,599	93.1%	324,997	90.6%
OPERATING INCOME	2,836	2.3%	5,838	6.1%	31,711	6.9%	33,813	9.4%
Other income, net	444	0.4%	127,501	132.6%	1,514	0.3%	128,123	35.7%
Interest expense	(645)	-0.5%	(499)	-0.5%	(2,415)	-0.5%	(1,643)	-0.5%
INCOME BEFORE INCOME TAXES	2,635	2.1%	132,840	138.2%	30,810	6.7%	160,293	44.7%
Income tax expense	3,183	2.6%	143,872	149.7%	8,862	1.9%	151,409	42.2%
NET INCOME (LOSS)	(548)	-0.4%	(11,032)	-11.5%	21,948	4.8%	8,884	2.5%
Less: net income attributable to non-controlling interests	410	0.3%	1,431	1.5%	6,769	1.5%	9,204	2.6%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$ (958)	-0.8%	$ (12,463)	-13.0%	$ 15,179	3.3%	$ (320)	-0.1%
Earnings (loss) per share of Class A common stock:								
Basic	$ (0.03)		$ (0.47)		$ 0.54		$ (0.01)	
Diluted	$ (0.03)		$ (0.47)		$ 0.52		$ (0.01)	
Weighted-average shares of Class A common stock outstanding:								
Basic	29,408		26,305		28,299		25,876	
Diluted	29,408		26,305		29,179		25,876	

(1) As a percentage of Shack sales.

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Shack - Level Operating Profit Definitions Fourth Quarter & Fiscal Year 2018 19 Shack - Level Operating Profit Shack - level operating profit is defined as Shack sales less Shack - level operating expenses, including food and paper costs, labo r and related expenses, other operating expenses and occupancy and related expenses. How This Measure Is Useful When used in conjunction with GAAP financial measures, Shack - level operating profit and Shack - level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shac k - l evel operating profit and Shack - level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the perform anc e of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance - based employee bonus arrangements. The Company believes presentation of Shack - level operating profit and Shack - level operating profit margin provides investors with a supplemental view of its opera ting performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Compan y's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision - making. Limitations of the Usefulness of this Measure Shack - level operating profit and Shack - level operating profit margin may differ from similarly titled measures used by other com panies due to different methods of calculation. Presentation of Shack - level operating profit and Shack - level operating profit margin is not intended to be considered in isolati on or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack - level operating profit excludes certain costs, such as general and administrative expenses and pre - opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and developm ent of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack - level operating profit and Shac k - level operating profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Shack - level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below.

Shack - Level Operating Profit Fourth Quarter & Fiscal Year 2018 20 (dollar amounts in thousands) December 26, 2018 December 27, 2017 December 26, 2018 December 27, 2017 Operating income 2,836$ 5,838$ 31,711$ 33,813$ Less: Licensing revenue 3,545 3,006 13,721 12,422 Add: General and administrative expenses 15,173 11,651 52,720 39,003 Depreciation expense 8,095 6,094 29,000 21,704 Pre-opening costs 4,248 2,642 12,279 9,603 Loss on disposal of property and equipment 374 291 917 608 Shack-level operating profit 27,181$ 23,510$ 112,906$ 92,309$ Total revenue 124,265$ 96,136$ 459,310$ 358,810$ Less: licensing revenue 3,545 3,006 13,721 12,422 Shack sales 120,720$ 93,130$ 445,589$ 346,388$ Shack-level operating profit margin 22.5% 25.2% 25.3% 26.6% Fiscal Quarter Ended Fiscal Year Ended

Adjusted EBITDA Definitions Fourth Quarter & Fiscal Year 2018 21 EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amo rti zation expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity - based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non - recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recur rin g business operations. How These Measures Are Useful When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating perf orm ance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key met ric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance - based equity incentive programs and certain bonus arrangeme nts. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitate s a nalysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance. Limitations of the Usefulness of These Measures EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calc ula tion. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and pre sented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the C omp any's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly co mparable GAAP measure, is set forth below.

Adjusted EBITDA Fourth Quarter & Fiscal Year 2018 22 (in thousands) December 26, 2018 December 27, 2017 December 26, 2018 December 27, 2017 Net income (loss) (548)$ (11,032)$ 21,948$ 8,884$ Depreciation expense 8,095 6,094 29,000 21,704 Interest expense, net 645 479 2,407 1,565 Income tax expense 3,183 143,872 8,862 151,409 EBITDA 11,375 139,413 62,217 183,562 Equity-based compensation 1,691 1,800 6,067 5,623 Deferred rent 355 216 876 983 Loss on disposal of property and equipment 374 291 917 608 Legal Settlement — — 1,200 — Executive transition costs (1) 60 — 340 664 Project Concrete (2) 684 181 1,292 181 Home Office relocation expenses (3) — 264 1,019 264 Other income related to the adjustment of liabilities under tax receivable agreement (78) (1,362) (78) (1,362) — (125,859) — (125,859) Adjusted EBITDA 14,461$ 14,944$ 73,850$ 64,664$ Adjusted EBITDA margin 11.6% 15.5% 16.1% 18.0% (2) Represents consulting and advisory fees related to the Company's enterprise-wide system upgrade initiative called Project Concrete. (3) Costs incurred in connection with the Company's relocation to a new Home Office. Fiscal Quarter Ended Fiscal Year Ended Other income related to the remeasurement of liabilities under tax receivable agreement due to the enactment of the TCJA (1) Represents fees paid in connection with the search for certain of the Company's executive and key management positions, non-recurring signing bonuses and other transition costs, including related equity-based compensation.

Adjusted Pro Forma Effective Tax Rate Fourth Quarter & Fiscal Year 2018 23 Income Tax Expense Income Before Income Taxes Effective Tax Rate Income Tax Expense Income Before Income Taxes Effective Tax Rate As reported 3,183$ 2,635$ 120.8% 8,862$ 30,810$ 28.8% Non-GAAP adjustments (before tax): Legal settlement 60 1,200 Executive transition costs 684 340 Project Concrete 1,292 Home Office relocation 1,019 Other income related to the adjustment of liabilities under tax receivable agreement (78) (78) Remeasurement of deferred tax assets in connection with other tax rate changes (3,782) (3,919) Tax effect of change in basis related to the adoption of ASC 606 311 Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests 1,463 2,415 Adjusted pro forma 864$ 3,301$ 26.2% 7,669$ 34,583$ 22.2% Less: Windfall tax benefits from stock-based compensation 142 1,910 Adjusted pro forma (excluding windfall tax benefits) 1,006$ 3,301$ 30.5% 9,579$ 34,583$ 27.7% December 26, 2018 Fiscal Quarter Ended Fiscal Year Ended

Investor Contact: Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack - 04 (844 - 742 - 2504) investor@shakeshack.com Media Contact: Kristyn Clark, Shake Shack 646 - 747 - 8776 kclark@shakeshack.com 24